THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.


Warrant No.   RCR000607                                         5,717,650 Shares
              ---------                                         ---------


                          COMMON STOCK PURCHASE WARRANT

                                  EDULINK, INC.

                                  June 7, 2000


         EduLink, Inc., a Nevada corporation (the "Company"), for value received hereby grants to RONALD C. RESCIGNO, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase 5,717,650 shares of the Company's common stock (the "Common Stock") for $.0022 per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. The Warrant Shares subject to this Common Stock Purchase Warrant ("Warrant") shall vest ratably in equal annual installments commencing on the date hereof until the seventh anniversary of this Warrant.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant Shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant

Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the Holder of record of such Warrant Shares on the Exercise Date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any Warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities

                                       2.

covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of Common Stock outstanding.

       (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows:

          (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

          (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is deceased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

       (b) All calculations under this Section 8 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

       (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the Holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.


                                       3.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                             EDULINK, INC.



                                             By:   /s/ Michael Rosenfeld
                                                   -----------------------------
                                                   MICHAEL ROSENFELD, CEO